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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 20, 1998


                         THERMADYNE HOLDINGS CORPORATION
               (Exact Name of Registrant as Specified in Charter)




           DELAWARE                     0-23378                  74-2482571
  (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)





              101 SOUTH HANLEY ROAD                                 63105
               ST. LOUIS, MISSOURI                                (Zip Code)
     (Address of Principal Executive Offices)




       Registrant's telephone number, including area code: (314) 721-5573


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ITEM 5.   OTHER EVENTS.

     As of January 20, 1998, an Agreement and Plan of Merger (the "Agreement and Plan of Merger") between Thermadyne Holdings Corporation, a Delaware corporation (the "Company"), and Mercury Acquisition Corporation, a Delaware corporation and an affiliate of DLJ Merchant Banking Partners II, L.P., was executed. On January 21, 1998, the Company issued a press release in connection with the execution of the Agreement and Plan of Merger. The press release attached hereto as Exhibit
99.2 is incorporated by reference and made a part hereof.

     In connection with the execution of the Agreement and Plan of Merger, the Company has amended that certain Rights Agreement, dated May 1, 1997 (the "Rights Agreement"), between the Company and BankBoston, N.A., to provide that the transactions contemplated by the Agreement and Plan of Merger will not trigger the distribution of any rights to purchase common stock under the Rights Agreement.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          Exhibits.
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      2.1      -    Agreement and Plan of Merger, dated as of January 20, 1998, between Thermadyne Holdings Corporation and Mercury Acquisition Corporation.

      2.2      -    Voting Agreement, dated January 20, 1998, among Thermadyne
                    Holdings Corporation, Mercury Acquisition Corporation and
                    Fidelity Capital & Income Fund.

      2.3      -    Voting Agreement, dated January 20, 1998, among Thermadyne
                    Holdings Corporation, Mercury Acquisition Corporation and
                    Magten Asset Management Corp.

      99.1     -    First Amendment to Rights Agreement, dated January 20, 1998, between Thermadyne Holdings Corporation and BankBoston, N.A.

      99.2     -    Press Release dated January 21, 1998.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THERMADYNE HOLDINGS
                                          CORPORATION

Date:    January 21, 1998                 By:/s/ JAMES H. TATE
                                             -----------------------------------
                                             James H. Tate
                                             Senior Vice President and
                                                    Chief Financial Officer



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                         EXHIBIT INDEX
Exhibit                                                              Page
-------                                                              ----

2.1      -        Agreement and Plan of Merger, dated as of
                  January 20, 1998, between Thermadyne
                  Holdings Corporation and Mercury Acquisition
                  Corporation.

2.2      -        Voting Agreement, dated January 20, 1998,
                  among Thermadyne Holdings Corporation,
                  Mercury Acquisition Corporation and Fidelity
                  Capital & Income Fund.

2.3      -        Voting Agreement, dated January 20, 1998,
                  among Thermadyne Holdings Corporation,
                  Mercury Acquisition Corporation and Magten
                  Asset Management Corp.

99.1     -        First Amendment to Rights Agreement, dated
                  January 20, 1998, between Thermadyne
                  Holdings Corporation and BankBoston, N.A.

99.2     -        Press Release dated January 21, 1998.